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                                                                  EXHIBIT 9(iii)
                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS, that PAUL C. MEYER, whose signature appears below, hereby constitutes and appoints MITCHELL R. KATCHER and JAMES F. BRONSDON, and each of them, as his attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any registration statement and amendments thereto, under the Securities Act of 1933 and the Investment Company Act of 1940, where applicable, executed on behalf of Sage Life Assurance of America, Inc. (the "Company") in connection with (a) variable annuity contracts issued by the Company through The Sage Variable Annuity Account A, and (b) and variable life insurance contracts issued by the Company through The Sage Variable Life Account A, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. PAUL C. MEYER hereby ratifies and confirms all that said attorney-in-fact, or his substitute, may do or cause to be done by virtue thereof.

                                                /s/ Paul C. Meyer
                                                ------------------------
                                                Paul C. Meyer
                                                Director
                                                Sage Life Assurance Company
                                                  of America, Inc.

May 12, 1999

State of New York
County of New York

        On this 12th day of May, 1999, before me came PAUL C. MEYER, Director of Sage Life Assurance of America, Inc., to me known, and signed the above Power of Attorney on behalf of Sage Life Assurance of America, Inc.

                                                /s/ Jill C. Ruderfer   [SEAL]
                                                -----------------------
                                                      Notary Public

                                                    JILL C. RUDERFER
                                            Notary Public, State of New York
                                                    No. 01RU5036383
                                              Qualified in New York County
                                          My Commission Expires Nov. 28, 2000